================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2005

                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

                   Option One Mortgage Acceptance Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  333-126920           33-0727357
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

3 Ada
Irvine, California                                        92618
(Address of Principal Executive Offices)                  Zip Code

Registrant's telephone number, including area code: (949) 790-8100

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Description of the Certificates and the Mortgage Pool

      Option One Mortgage Acceptance Corporation (the "Registrant") plans a series of certificates, entitled Option One Mortgage Loan Trust 2005-5,
Asset-Backed Certificates, Series 2005-5 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005, among the Registrant as depositor, Option One Mortgage Corporation as master servicer and Wells Fargo Bank, N.A. as trustee. The Certificates to be designated as the Series 2005-5 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

      Banc of America Securities LLC, (the "Underwriter"), has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

      The Computational Materials have been provided by the Underwriter.

      The Computational Materials were prepared by the Underwriters at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.  Financial Statements and Exhibits

      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits

              Item 601(a) of
              Regulation S-K
Exhibit No.    Exhibit No.                       Description

     1              99        Computational  Materials  (as  defined  in Item 5)
                              that  have been  provided  by the  Underwriter  to
                              certain  prospective   purchasers  of  Option  One
                              Mortgage   Loan   Trust    2005-5,    Asset-Backed
                              Certificates, Series 2005-5.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 9, 2005

                                      OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

                                      By:    /s/ Charles R. Fulton

                                      Name:  Charles R. Fulton
                                      Title: Assistant Secretary

                                Index to Exhibits

                                                                    Sequentially
Exhibit No.                       Description                      Numbered Page

   99.5            Computational  Materials  (as defined in             P
                   Item 5) that have been  provided  by the
                   Underwriters   to  certain   prospective
                   purchasers  of Option One Mortgage  Loan
                   Trust 2005-5, Asset-Backed Certificates,
                   Series 2005-5.